UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2017

PROVISION HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127347	20-0754724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9253 Eton Avenue, Chatsworth, California 91311

(Address of principal executive offices) (Zip Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2017, the Company’s Board of Directors (the “Board”) appointed Vince Burke to the Company’s Board of Directors as in independent director to fill a vacancy created by increasing the size of the Board to five members.

Vince Burke has been a partner as the Burke Gillis Juliano Group (the “BGJ Group”) since February 2014, a global consultancy company focused on the supermarket, mass retail, convenience, drug and specialty channels. Mr. Burke has more than 37 years of experience in the mass and specialty retail industry, developing relationships with the leadership teams at many of the most respected retailers in the country. Prior to joining the BGJ Group, Mr. Burke worked from 1980 to 2014 at Hallmark Cards, Inc. (“Hallmark”), the world’s leading social expression company. During the latter 18 years of his tenure at Hallmark, he served as Vice President Strategic Relationships & Business Development, where he was responsible for initiating, developing, and maintaining strategic relationships with the highest level of leaders at retailers, key licensors, CPG companies, and industry trade groups. Mr. Burke also led Hallmark’s new business activities and played a lead role in many retailer contract negotiations. He sits on the National Association of Chain Drug Stores (NACDS) Advisory Board, and the Global Market Development Center’s (GMDC) Education Leadership Council.

There are no arrangements or understandings between Mr. Burke and any other person pursuant to which he was selected as a director, and there are no actual or proposed transactions between the Company and Mr. Burke or any of his immediate family members that would require disclosure under Item 404(a) of Regulation S-K in connection with his appointment as director. The Company does not have any board committees. There are no other material plans, contracts or arrangements in which Mr. Burke will participate in connection with his appointment.

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVISION HOLDING, INC

Date: October 31, 2017	By:	/s/ Mark Leonard
Mark Leonard Chief Executive Officer

3